Exhibit 10.11.5

AMENDMENT NO.2 TO LIMITED LIABILITY COMPANY AGREEMENT
THIS AMENDMENT NO. 2 TO LIMITED LIABILITY COMPANY AGREEMENT (this "Amendment"), is made and entered into as of December 9, 2013, by and among KANSAS CITY SOUTHERN, a Delaware corporation ("KCS"), KCS HOLDINGS I, INC., a Delaware corporation and subsidiary of KCS (“KCS HOLDINGS”), and THE ALABAMA GREAT SOUTHERN RAILROAD COMPANY, an Alabama corporation ("AGS"), with reference to the following facts:
A.    KCS and AGS are parties to that certain Limited Liability Company of Meridian Speedway, LLC dated as of May 1, 2006 (the "Company Agreement").
B.    Pursuant to Section 8.1 of the Company Agreement, the Company Agreement may be amended by a written agreement executed by all of the parties thereto.
C.    The parties have determined that it is in the best interest of all parties that the Company Agreement be amended as set forth herein.
NOW, THEREFORE, in consideration of the foregoing facts and the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:
1.Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meaning assigned to such terms in the Company Agreement.
2.    Amendment. Effective as of the date first written above, the first sentence of Section 5.4 of the Company Agreement is hereby deleted in its entirety and replaced with the following sentence:
“Meetings of the Management Committee may be called by any Committee Representative.”
3.    Entire Agreement. This Amendment contains the sole and entire agreement and understanding of the parties with respect to the entire subject matter contained herein, and any and all prior discussions, negotiations, commitments and understandings, whether oral or otherwise, related to the subject matter contained herein are hereby merged herein. Except as set forth herein, the Company Agreement and the terms set forth therein shall remain in full force and effect.
4.    Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 2 to Company Agreement as of the date first above written.

KCS HOLDINGS I, INC.

By:        /s/ David L. Starling
Name: David L. Starling
Title:      President

KANSAS CITY SOUTHERN

By:        /s/ David L. Starling
Name: David L. Starling
Title: President and Chief Executive Officer

THE ALABAMA GREAT SOUTHERN RAILROAD COMPANY

By:        /s/ Deborah H. Butler
Name:     Deborah H. Butler
Title:         Vice President